 Exhibit 10.10.3

Lock-Up Agreement

[_], 2018

ViewTrade Securities, Inc.

7280 W. Palmetto Park Rd., Suite 310

Boca Raton, FL 33433

Ladies and Gentlemen:

The undersigned understands that ViewTrade Securities, Inc. (the “Representative”) proposes to enter into an Underwriting Agreement (the “Agreement”) with MaxQ AI Ltd., a company organized under the laws of the State of Israel (the “Company”), providing for the public offering (the “Public Offering”) of securities of the Company, including ordinary shares, par value New Israeli Shekel (NIS) 0.01 per share (the “Shares”).

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date hereof and ending six (6) months after the date of the final prospectus (the “Prospectus”) relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares, any securities convertible into or exercisable or exchangeable for Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

Notwithstanding anything to the contrary contained herein, on the first Trading Day (as defined below) that occurs on or after the 1st day following the Lock-Up Period and continuing for next one hundred twenty (120) consecutive days (the “Leak-out Period”), the undersigned may sell the Lock-up Securities, in the amount not to exceed five (5%) of the undersigned’s aggregate beneficial holdings of the Lock-Up Securities per each calendar month of the Lock-Up Period. The undersigned further understands and agrees that if and to the extent the closing price per share for the Lock-up Securities, as reported by Bloomberg, is at least $100% premium to the Public Offering price per share for at least any thirty (30) consecutive Trading Days, then the Leak-out restrictions set forth herein shall terminate and shall be of no force and effect. A “Trading Day” means any day on which the NASDAQ Stock Market is open for trading equity securities.

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Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy, (c) transfers of Lock-Up Securities to any family member or to a trust formed for the benefit of the undersigned or any of the undersigned’s family members (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (d) transfers of Lock-Up Securities to a charity or educational institution or other not-for-profit organization; (e) transfers to any partnership, corporation, limited liability company or other business entity which is controlled by the undersigned and/or by any family member(s); (f) transfers to any partnership, corporation, limited liability company or other business entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned and any such entity's shareholders (if a corporation), partners (if a partnership) or members (if a limited liability company), (g) a distribution or dividend to equity holders (including, without limitation, shareholders, general or limited partners and members) of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders); provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), (d) (e) or (f), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock-up agreement substantially in the form of this lock-up agreement and (iii) if the undersigned is required to file a report under the Exchange Act, the undersigned shall include a statement in such report to the effect that the filing relates to the sale, transfer, distribution, bona fide gift or other disposition of Shares, as applicable, or any security convertible into Shares to one or more affiliates, subsidiaries, trusts, partners (if a partnership), beneficiaries, members (if a limited liability company) or stockholders of the undersigned or to any investment fund or other entity controlled by or under common control with the undersigned or to a family member or entity for the direct or indirect benefit of the undersigned or any family member, as applicable, or by will or testacy, or to a nominee or custodian; (h) transfers to the Company of Lock-Up Securities in connection with, and to the extent necessary to fund, the payment of taxes due with respect to the vesting of restricted stock, restricted stock units, performance stock units, equity appreciation rights or similar rights to purchase Shares or any securities convertible into or exercisable or exchangeable for Shares pursuant to the Company’s equity incentive plans provided that if the undersigned is required to make a filing under Section 16(a) of the Exchange Act, related thereto during the Lock-Up Period, such filing shall include a statement to the effect that the filing relates to the satisfaction of tax withholding obligations in connection with the vesting of such equity awards, (i) transfers of the Lock-Up Securities by operation of law or pursuant to an order of a court or regulatory agency, and (j) transfers of the Lock-Up Securities pursuant to a domestic order, divorce settlement, divorce decree, or separation agreement; provided that in the case of a transfer to (g) and (h) if the undersigned is required to file a report under the Exchange Act related thereto during the Lock-Up Period, such report shall disclose that such transfer was pursuant to operation of law, an order of a court or regulatory agency or domestic order. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

Any release or waiver granted by the Representative hereunder to any officer or director shall only be effective two (2) business days after the publication date of a press release announcing such release or waiver. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

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No provision in this agreement shall be deemed to restrict or prohibit (1) the transfer of the undersigned’s Lock-Up Securities to the Company in connection with the termination of the undersigned’s services to the Company, provided that any filing under Section 16 of the Exchange Act made in connection with such transfer shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (1); (2) the transfer of Lock-Up Securities upon the completion of a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a change of control of the Company (including entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Shares (or any security convertible into, or exercisable or exchangeable for, Shares), or voting any Shares in favor of any such transaction or taking any other action in connection with any such transaction); provided, however, that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such securities held by the undersigned shall remain subject to the restrictions on transfer set forth in this lock-up agreement; (3) the exercise, exchange or conversion by the undersigned of any securities exercisable, exchangeable or convertible into Shares (including a net or cashless exercise of an option or warrant), and any related sale, transfer or other disposition of Shares to the Company for the purpose of paying the exercise price of such options or warrants, or any related sale, transfer or other disposition of Shares for paying taxes (including estimated taxes) due as a result of the exercise of such options (or the disposition to the Company of any restricted shares granted pursuant to the terms of any employee benefit plan or restricted share purchase agreement); provided that, for the avoidance of doubt, the underlying Shares shall continue to be subject to the restrictions on transfer set forth in this lock-up agreement; (4) the pledge of Shares entered by the undersigned for the purpose of financing the payment of the exercise price and taxes (including estimated taxes) in connection with the exercise, exchange or conversion by the undersigned of any securities exercisable, exchangeable or convertible into Shares; provided that the realization of such pledge shall be restricted during the Lock-Up Period. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This lock-up agreement shall automatically terminate, and the undersigned shall be released from the undersigned’s obligations hereunder, upon the earliest to occur, if any, of (i) if the Agreement is not executed by [_], 2018, (ii) if the Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, (iii) prior to the execution of the Agreement, the Company advises the Representative in writing that it has determined not to proceed with the Public Offering or the Representative advises the Company in writing that it has determined not to proceed with the Public Offering, Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Agreement, the terms of which are subject to negotiation between the Company and the Representative.

[SIGNATURE PAGE TO FOLLOW]

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Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

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